SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  April 1, 2003

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          NANOPIERCE TECHNOLOGIES, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Nevada                    84-0992908                33-19598-D
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 1, 2003, NanoPierce Card Technologies, GmbH ("NanoPierce Card"), a wholly owned subsidiary of NanoPierce Technologies, Inc. ("the Registrant"), filed insolvency with the Courts of Munich, Germany. The insolvency filing became necessary in order to comply with specific German legal requirements.

The Registrant owns 100% of the issued and outstanding equity of NanoPierce Card. Further, the Registrant holds a note receivable from NanoPierce Card, for approximately $166,199, including interest at December 31, 2002.

In addition, to the receivership of NanoPierce Card, management of the Registrant has implemented additional financial restructuring in its remaining subsidiaries. Such financial restructuring includes, but is not limited to termination of employees, salary reductions and other cuts in fixed costs.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 1, 2003                    NANOPIERCE TECHNOLOGIES, INC.



                                        /s/ Paul H. Metzinger
                                        ------------------------------------
                                        Paul H. Metzinger, President &
                                        Chief Executive Officer


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